Exhibit 10.15

AMENDMENT TO
SECURITIES PURCHASE AGREEMENT

This Amendment to Securities Purchase Agreement (this “Amendment”) is made and entered into as of September 14, 2013, by and among Resonant Inc., a Delaware corporation (the “Company”), and the Required Holders.  Except where otherwise defined herein, the capitalized terms used in this Amendment shall have the respective meanings assigned to such terms in the Agreement (as such term is defined in Recital A below).  This Amendment is made with reference to the following Recitals:

RECITALS

A.                                The Company and holders of the Company’s senior secured notes are party to that certain Securities Purchase Agreement, dated as of June 17, 2013 (the “Agreement”), which Agreement provides in Section 9(e) thereof that it may be amended by an instrument in writing signed by the Company and the Required Holders.

B.                                 The Company and the Required Holders desire to amend the Agreement on the terms set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing Recitals, the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend the Agreement as follows:

AGREEMENT

1.                                    Board of Directors Matters.  Section 4(o) of the Agreement is hereby amended in its entirety to read as follows:

“(o)                                   Board of Directors; Size.  Not later than one hundred eighty (180) days after the issuance of the Notes, the Company will have a board of directors consisting of five (5) members, of which three (3) will be independent directors who will be mutually acceptable to the Company and MDB.”

2.                                    Miscellaneous.  Except as expressly modified hereby, all other terms and provisions of the Agreement shall remain in full force and effect and are incorporated herein by this reference; provided, however, to the extent of any inconsistency between the provisions of the Agreement and the provisions of this Amendment, the provisions of this Amendment shall control.  All references in the Agreement to “Agreement”, “hereunder”, “hereof”, or words of like import referring to the Agreement shall mean and be a reference to the Agreement as and to the extent it is amended by this Amendment.  This Amendment may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.  All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

(Signatures on following page)

IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first set forth above.

RESONANT INC.,
a Delaware corporation

By:	/s/ Terry Lingren
Terry Lingren
Its:	Chief Executive Officer

REQUIRED HOLDER:

Lone Wolf Holdings LLC
(Print Name Of Holder)

By:	/s/ Peter A. Appel
Name:	Peter A. Appel
Title:	Sole Member

Principal Amount of Notes Held:	$3,060,000

REQUIRED HOLDER:

Mark L. Baum Trust dated May 17, 2011
(Print Name Of Holder)

By:	/s/ Mark L. Baum
Name:	Mark L. Baum
Title:	Trustee

Principal Amount of Notes Held:	$150,000

REQUIRED HOLDER:

Robert Clifford/Equity Trust IRA
(Print Name Of Holder)

By:	/s/ Robert Clifford
Name:	Robert Clifford
Title:

Principal Amount of Notes Held:	$75,000

REQUIRED HOLDER:

1999 Clifford Family Trust
(Print Name Of Holder)

By:	/s/ Robert Clifford
Name:	Robert Clifford
Title:	Trustee

Principal Amount of Notes Held:	$25,000

REQUIRED HOLDER:

Caisson Breakwater Fund LP
(Print Name Of Holder)

By:	/s/ Jeffrey T. Roney
Name:	Jeffrey T. Roney
Title:	Chief Investment Officer

Principal Amount of Notes Held:	$125,000

REQUIRED HOLDER:

Caisson Breakwater Fund Ltd
(Print Name Of Holder)

By:	/s/ Jeffrey T. Roney
Name:	Jeffrey T. Roney
Title:	Secretary

Principal Amount of Notes Held:	$50,000

REQUIRED HOLDER:

Daniel Landry
(Print Name Of Holder)

By:	/s/ Daniel Landry
Name:	Daniel Landry
Title:

Principal Amount of Notes Held:	$20,000